UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2011

GREENHOUSE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-156611	26-2903011
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5171 Santa Fe Street, Suite I San Diego, California	92109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (858) 273-2626

Copies to:
Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
1350 Broadway
New York, New York 10018
Tel: 212-216-8085
Fax: 212-216-8001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into a Material Definitive Agreement.
Item 2.01.           Completion of Acquisition or Disposition of Assets.

On May 23, 2011, GreenHouse Holdings, Inc. (the “Company”) consummated an Agreement and Plan of Share Exchange (the “Agreement”) with Control Engineering, Inc., a Delaware corporation (“CEI”), David Lautner and Carlos Carrillo (collectively, the “Sellers”) whereby the Company acquired all of the capital stock of CEI in exchange for an aggregate of 653,856 shares  (the “Exchange Shares”) of the Company’s newly issued shares of common stock, par value $.001 per share (the Common Stock”).  The Exchange Agreement also provides the Sellers can earn an additional 147,000 shares of Common Stock based upon the gross revenues of CEI for 2011.  The Agreement contains customary representations, warranties and covenants of the Company, CEI and the Sellers for like transactions.

Further on May 23, 2011, the Registrant and CEI entered into employment agreements with Messrs. Lautner and Carillo.  Mr. Lautner shall serve as CEI’s Vice President- Business Operations and Mr. Carillo shall serve as Vice President- Engineering of CEI.  The employment agreements provide for a term of two years, base salaries, plus incentives conditioned upon the gross revenues of CEI during the term of employment.

Also on May 23, 2011, the Company entered into a Lock-Up Agreement (“Lock-Up Agreement”) with Messrs. Lautner and Carillo whereby each agreed not to sell, transfer or hypothecate the Exchange Shares for a one year period ending on May 19, 2012.

The foregoing descriptions of the above referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the agreements attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

ITEM 9.01.          Financial Statements and Exhibits

Exhibit No.	Description
10.1	Agreement and Plan of Share Exchange by and among GreenHouse Holdings, Inc., Control Engineering, Inc., David Lautner and Carlos Carrillo
10.2	Form of Lock- Up Agreement
10.3	Form of Employment Agreement with David Lautner
10.4	Form of Employment Agreement with Carlos Carrillo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2011	GREENHOUSE HOLDINGS, INC.

By: /s/ Justin Farry
Name: Justin Farry
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement and Plan of Share Exchange by and among GreenHouse Holdings, Inc., Control Engineering, Inc., David Lautner and Carlos Carrillo
10.2	Form of Lock- Up Agreement
10.3	Form of Employment Agreement with David Lautner
10.4	Form of Employment Agreement with Carlos Carrillo